Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2024
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Summary of commitments to make payments under long-term research agreements	As of December 31, 2024, the commitments to make payments under those agreements, and their estimated timing, were as follows:

($ millions)	2024
2025	29
2026	10
2027	6
2028	5
2029	—
Thereafter	69
Total	119